VENTURE LENDING & LEASING IV, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 11, 2005

To the Shareholders of Venture Lending & Leasing IV, Inc.:

An Annual Meeting of the Shareholders of Venture Lending & Leasing IV, Inc. (“the Fund” or “Fund IV”) will be held at 11:00 AM, Pacific time, on May 11, 2005, at the offices of Westech Investment Advisors, Inc., 2010 North First Street, Suite 310, San Jose, CA 95131, to consider and vote on the election of the seven members of the Board of Directors.

Each shareholder that owned shares of the Fund on the close of business on March 31, 2005 is entitled to vote at this meeting.  Shareholders may attend and vote at the meeting in person, or may complete, date and sign the enclosed proxy card and return it in the envelope provided or by fax.  A shareholder that executes a proxy card may nevertheless attend the meeting and vote in person.

By order of the Board of Directors of the Fund

Ronald W. Swenson

Chairman of the Board of the Fund

April 13, 2005

If you plan to attend our meeting in person, please call Brian R. Best at (408) 436-8577 X16

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN

Please complete the enclosed proxy card, date and sign it, and return it in the envelope provided or by fax.

VENTURE LENDING & LEASING IV, INC.

2010 North First Street, Suite 310

San Jose, CA 95131

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

May 11, 2005

Introduction

The Board of Directors of Venture Lending & Leasing, IV, Inc. (“Fund IV”) have issued this proxy statement to solicit proxies for use at the Annual Meeting of the Shareholders of the Fund to be held at 11:00 AM, Pacific time, on May 11, 2005, at the offices of Westech Investment Advisors, Inc., 2010 North First Street, Suite 310, San Jose, CA 95131, and at any adjournments thereof (collectively, the “Meeting”).  This Proxy Statement, together with a Notice of Annual Meeting and Proxy Card, will be first delivered on or about April 13, 2005.

On March 31, 2005, the record date for the Meeting (“Record Date”), there were 100,000 shares of Common Stock, $.001 par value (“Shares”) of Fund IV outstanding and entitled to vote.  For a shareholder's Shares to be represented at the Meeting, the shareholder must allow sufficient time for the proxy to be received by May 9, 2005. Shareholders may attend and vote at the meeting in person, or may complete, date and sign the enclosed proxy card and return it in the envelope provided or by fax.  A shareholder may revoke a proxy at any time before it is exercised by notifying the Secretary of the Fund in writing at the above address, or by attending the meeting and voting in person.  The Fund’s Board of Directors does not have a formal policy regarding whether directors will attend annual meetings of shareholders. Historically, shareholder meetings have been conducted by proxy, with no shareholders attending. Should a shareholder indicate an intention to attend the meeting and discuss items on the agenda, the Secretary of the Fund would so inform the directors, who might then elect to attend.

If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the Shares represented thereby will be voted in accordance with the instructions marked thereon.  Unless a shareholder marks a proxy with contrary instructions, a proxy will be voted “for” the matters listed in the accompanying Notice of Annual Meeting of Shareholders and “for” any other matters deemed appropriate.  If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote or is marked with an abstention (collectively “abstentions”), the Shares represented thereby will be considered to be present at the Meeting for the purpose of determining the existence of a quorum for the transaction of business.  Abstentions will not constitute a vote “for” or “against” a matter and will be disregarded in determining the “votes cast” on an issue.  Therefore, with respect to all Proposals, abstentions will be disregarded and will have no effect on the approval of the Proposals.

A majority of the Shares of the Fund must be present in person or by proxy to constitute a quorum to transact business at the Meeting with respect to the Fund. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve one or more of the Proposals are not received, the persons named as proxies may propose one or more adjournments to permit further solicitation of proxies.

Any such adjournment will require the affirmative vote of a majority of the Shares of the Fund represented at the Meeting in person or by proxy.  The persons named as proxies will vote those proxies which they are required to vote “for” any such Proposal in favor of such adjournment, and will vote those proxies which they are required to vote “against” any such Proposal against such adjournment.  A shareholder vote may be taken on one or more of the Proposals in this proxy statement prior to such adjournment if sufficient votes have been received.

The proposal to elect the Fund’s directors requires for approval a plurality of all votes cast by the Fund's shareholders at a meeting at which a quorum is present.  100% of the Fund’s outstanding Shares are owned by Venture Lending & Leasing IV, LLC (the “LLC”).  The LLC in turn is owned by its members (the “LLC Members”).  The LLC’s organizational documents require that the LLC’s Managing Member vote the Shares owned by the LLC in accordance with the instructions of the LLC Members.

Annex A to this Proxy Statement sets forth information about those shareholders and “groups” of shareholders (as that term is used in Section 13 (d) of the Securities Exchange Act of 1934 (“Exchange Act”), who beneficially owned more than 5% of the outstanding Shares of the Fund as of the Record Date, and about the Share ownership of the Board of Directors and executive officers of the Fund.

Proxy solicitation will be made primarily by mail, but proxy solicitations also may be made by telephone calls or personal meetings conducted by officers and employees of the Fund and Westech Investment Advisors, Inc. (“Westech Investment Advisors”).  The costs of the proxy solicitation and the preparation of this proxy statement will be borne by the Fund.

The Annual Report for the Fund for its year ended December 31, 2004 has previously been delivered to the Fund's shareholder.

Election of Directors  (Proposal 1) – General Matters

All the nominees have consented to serve as directors of the Fund if elected.  If elected, each nominee will serve until the next annual meeting of shareholders or until his successor is elected and shall have qualified.  Unless a shareholder gives contrary instructions on the proxy card, Shares voted by proxy will be voted in favor of the election of these nominees.  If any of the nominees should withdraw or otherwise become unavailable for election, Shares represented by proxy will be voted in favor of such other nominee whom management recommends.

These nominees, if elected, will constitute the entire Board of Directors of the Fund.  To be elected, each nominee must receive the favorable vote of a plurality of the Shares of the Fund represented at the Meeting in person or by proxy.

The directors of the Fund that are not “interested persons” of the Fund, as defined under the Investment Company Act of 1940 (the “Independent Directors”), constitute its Audit Committee.  The Audit Committee reviews the scope and results of the Fund's annual audit with the Fund's independent registered public accounting firm and recommends the engagement of auditors.  The Fund's Board of Directors approved the audit committee’s written charter, attached as an appendix to this Proxy Statement, in May of 2004.  The Audit Committee Charter requires that the Fund’s Board of Directors determine whether one or more members of the Audit Committee will be a designated “financial expert” as defined in rules adopted by the Securities and Exchange Commission.  The Board has determined not to designate a financial expert, based on its belief that all the current members of the Board of  Directors possess a high degree of experience and sophistication in financial and/or accounting matters, and that the designation of a financial expert would not appreciably improve the workings of the Board.

The Independent Directors of the Fund also constitute its Nominating Committee.  The Nominating Committee is responsible for the nomination of persons to serve as members of the Board of Directors of the Fund, and has sole discretion to nominate the Independent Directors.  The Charter of the Nominating Committee is attached as an Appendix to this Proxy Statement.  The Nominating Committee will consider nominees recommended by LLC Members.  Proposed nominations should be submitted to the attention of the Secretary of the Fund, c/o Westech Investment Advisors, 2010 No. First Street, Suite 310, San Jose, California  95131.  Any LLC Member wishing to send communications to the Board should submit such communications in the same fashion.

The Nominating Committee has not set minimum qualifications that must be met by director nominees.  Each candidate will be evaluated by the Nominating Committee with respect to the relevant business and industry experience that would enable the candidate to serve effectively as an Independent Director, as well as his or her compatibility with respect to business philosophy and style.  All of the Fund’s current Independent Directors were recommended to the Nominating Committee by Westech Investment Advisors.  In addition to the factors described above, the Nominating Committee considered that fact that all of the Independent Directors other than Mr. Glynn have been directors of prior business development companies managed by Westech Investment Advisors with investment programs similar to that of the Fund (“Prior Funds”), and thus are conversant with the investment program of the Fund and related issues.  With respect to Mr. Glynn, the Nominating Committee considered that fact that, although Mr. Glynn has not been a director of any of the Prior Funds, he has many years of high-level leadership experience in the securities and investment business.

The Fund's Independent Directors each receive an annual fee from the Fund of $10,000.  Since the Fund commenced business in mid-2004, such fee was prorated for 2004.  Such directors also are reimbursed by the Fund for their expenses in attending meetings of the Board of Directors or any committee thereof and receive a fee for attendance in person at any meeting at a per diem rate of $1,000.  In November 2004, the Fund’s Board of Directors approved an additional fee to be paid to the Chair of the Fund’s Audit Committee in the form of an annual retainer fee in the amount of $5,000, payable quarterly, in arrears, in the amount of $1,250, effective with the calendar quarter ending December 31, 2004.  With the exception of Mr. Angelo, the Fund's directors who are “interested persons” of the Fund, as defined in the 1940 Act, receive no compensation from the Fund for their services as directors. Mr. Angelo receives an annual fee of $5,000 from the Fund for his services as a director.  The following table shows the compensation of the Independent Directors and Mr. Angelo from Fund IV during the year ended December 31, 2004:

Director	Compensation
Bernard J. Angelo	$5,000
John F. Cogan	$9,500
J. Michael Egan	$10,750
John Glynn	$8,500
Michael G. McCaffery	$9,500

Proposal 1

TO ELECT SEVEN DIRECTORS OF FUND IV

Listed below is the name, age, year of election and principal occupation during the past five years of each nominee for election to the Board of Directors of Fund IV.  Nominees who are “interested persons” are indicated by an asterisk.  Each of our directors serves until a successor is elected and qualified or until the director’s earlier death, resignation, or removal.

Name and Position With Fund	Age	Director Since	Occupation During Past Five Years; Positions Held with other Funds Managed by Westech Investment Advisors

Bernard J. Angelo*	35	2004	Vice President, Global Securitization Services, LLC.
John F. Cogan, Director	58	2004	Economist for the Hoover Institute at Stanford University. Member of Advisory Boards of VLLI Holdings, LLC (“Fund I”) and VLL I Holdings II, LLC (“Fund II”).
J. Michael Egan, Director	52	2004	President, Chief Executive Officer, Bluebird Development, L.L.C. 1996-2004; Chairman, Cardica, Inc. since 2000. Member of Advisory Board of Fund I.
John Glynn	64	2004	President and Manager, Glynn Capital Management LLC, Managing Partner, Glynn Ventures IV and V.
Salvador O. Gutierrez, Director, President, Chief Financial Officer and Treasurer*	61	2004

President and Director, Westech Investment Advisors, since 1994; various positions with other Funds managed by Westech Investment Advisors.

Director, President, Chief Financial Officer and Treasurer of Venture Lending & Leasing IV, Inc. (“Fund IV”); executive officer of the Managing Member of Fund I and Fund II.

Michael G. McCaffery, Director	51	2004	President & CEO, Stanford Management Company since September, 2000. President & CEO, Robertson Stephens & Co. 1993-2000.
Ronald W. Swenson, Director, Chairman and Chief Executive Officer*	60	2004

CEO and Director, Westech Investment Advisors, since 1994; various positions with other Funds managed by Westech Investment Advisors.

Director, Chairman and Chief Executive Officer of Fund IV; senior executive of Managing Member of Fund I and Fund II.

During the year ended December 31, 2004, the Board of Fund IV met three times and the Audit Committee met twice.  Each of the directors with the exception of director Glynn attended at least 75% of the Board meetings held during the period for which he has been a director during the last fiscal year.

AUDIT COMMITTEE REPORT

The members of the Audit Committee are directors Egan, McCaffery, Glynn and Cogan.  The Audit Committee reviewed and discussed with management the Fund's audited financial statements for the year ended December 31, 2004.  The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, as amended by the Auditing Standards Board of the American Institute of Certified Public Accountants.

The Audit Committee received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors' independence.  The Audit Committee considered whether the provision of non-financial audit services were compatible with Deloitte & Touche LLP's independence in performing financial audit services.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2004 for filing with the Commission.  The Audit Committee also recommended the selection of Deloitte & Touche LLP to serve as independent registered public accounting firm for the year ending December 31, 2005.

Audit Committee

J. Michael Egan

(Chairman)

Michael G. McCaffery

John Glynn

John Cogan

Other Information

Managers.  The Fund is a party to a Management Agreement dated as of May 28, 2004 between the Fund and Westech Investment Advisors.  The Management Agreement was last approved by the Fund's Board of Directors at a meeting held on May 5, 2004.  During the Fund's year ending December 31, 2004, the following compensation was paid by the Fund to Westech Investment Advisors pursuant to the terms of the Management Agreement:

Management Fee
$3,707,192

Westech Investment Advisors, the Investment Manager, is a corporation that is a registered investment adviser under the Investment Advisers Act of 1940.  Messrs. Swenson and Gutierrez are executive officers of Westech Investment Advisors, and each own 50% of its voting securities.  Westech Investment Advisor's principal business address, and the principal business address of Messrs. Swenson and Gutierrez, is 2010 North First Street, Suite 310, San Jose, CA 95131.

Independent Registered Public Accounting Firm.  Effective May 2004, Deloitte & Touche LLP served as the Fund’s independent registered public accounting firm.  The audit committee has considered the independence of the auditors, and has concluded that the auditors’ provision of non-audit services is compatible with maintaining auditor independence.  The following compensation was billed to the Fund by the Fund's auditors for services rendered during the Fund's year ending December 31, 2004.

Description	Deloitte & Touche LLP
Audit Fees	$38,500
Tax Fees*	$16,250
All Other Fees**	$6,750
Total Fees	$61,500

* Tax fees are billed for tax advisory and tax preparation services.

** Fees billed for review of the Fund’s organizational documents and a debt guaranty.

Executive Officers of the Fund.  The following are the executive officers of the Fund other than Messrs. Swenson and Gutierrez.

Name and Position With Fund	Age	Principal Occupation and Business History
Brian R. Best, Vice President and Secretary	39	Various positions with Westech Investment Advisors since 1997.

Maurice C. Werdegar, Vice President	40	Various positions with Westech Investment Advisors since 2001. Venture Partner for Outlook Ventures 2000-2001; CIO for MetaMarkets.com 1999-2000.
Jay L. Cohan, Vice President	40	Various positions with Westech Investment Advisors since 1999.

Annual Reports.  The Fund will furnish to shareholders, without charge, copies of its Annual Report, and subsequent quarterly reports, upon request to the Fund at 2010 North First Street, Suite 310, San Jose, CA 95131.

Section 16(a) Beneficial Ownership Reporting Compliance.  Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers, directors and beneficial owners of more than ten percent of our capital shares registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, to file initial reports of ownership and reports of changes in ownership of our capital shares with the Securities and Exchange Commission, and to provide copies of such reports to us.

During the fiscal year ended December 31, 2004, our executive officers, directors or beneficial owners of more than ten percent of our capital shares were required to file various reports on Form 3s.  The following executive officers and directors failed to file timely reports on Form 3 during 2004: Brian R. Best, John F. Cogan, Jay L. Cohan, John Glynn, Salvador O. Gutierrez, Michael G. McCaffery, Douglas D. Reed, Ronald W. Swenson and Maurice C. Werdegar.  The LLC, the owner of 100% of our capital shares, failed to file a timely report on Form 3.  Additionally, The Board of Trustees of the Leland Stanford Junior University, a beneficial owner of more than ten percent of our capital shares, failed to file a timely report on Form 3.

Submission of Shareholder Proposals.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Fund, at 2010 North First Street, Suite 310, San Jose, CA 95131.  To be included in the proxy for the next Annual Meeting of Shareholders, proposals should be received prior to January 31, 2006.

Other Matters to Come Before the Meeting.  The Fund does not intend to present any other business at the Meeting, nor is it aware of any shareholder that intends to do so.  If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

April 13, 2005

CHARTER FOR  THE AUDIT COMMITTEE

OF

VENTURE AND LENDING LEASING IV, INC.

This Charter sets forth the purpose, authority, and responsibilities of the Audit Committee of the Board of Directors of Venture Lending & Leasing IV, Inc. (the “Fund”).  The Charter will be reviewed and approved annually by the Board of Trustees of the Fund.

Purpose

The Audit Committee has as its primary purpose, among other things, oversight responsibility for the integrity of the Fund’s financial reporting and for the adequacy of the Fund’s overall system of internal controls.

Authority

The Audit Committee has been duly established by the Board of Directors of the Fund, and shall be provided with appropriate resources to discharge its responsibilities effectively.

Composition and Term of Members of the Audit Committee

The Audit Committee shall be composed of not less than two members of the Board of Directors who are not "interested persons" of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940 (“1940 Act”), each of whom is able to read and understand financial statements.  As required by Section 301 of the Sarbanes-Oxley Act of 2002, the members of the Audit Committee may not accept any consulting, advisory, or other compensatory fee from the Fund (other than in his or her capacity as a member of the Audit Committee, as a member of another Committee of the Board of Directors, or as a member of the Board of Directors), or be an affiliated person of the Fund.  As required by Section 407 of the Sarbanes-Oxley Act of 2002, the Board will determine whether one or more members of the Audit Committee will be a designated “financial expert” as defined in rules adopted by the Securities and Exchange Commission to implement that requirement.

The members of the Board of Directors who are members of the Audit Committee are listed in Exhibit A hereto.  The members of the Audit Committee shall designate one member to serve as Chair of the Audit Committee.  Each member of the Audit Committee shall serve until a successor is appointed.

Meetings

The Audit Committee shall meet two times a year, with additional meetings being held as deemed appropriate by the Chair of the Committee.  Counsel to the Independent

Directors of the Fund will serve as counsel to the Audit Committee, and will be responsible for preparing and maintaining minutes of the meetings of the Audit Committee.  Minutes of each such meeting will be circulated to all members of the Audit Committee in a timely manner.

Responsibilities of the Audit Committee

The Audit Committee shall provide assistance to the Board of Directors in fulfilling its responsibilities to the Fund and its shareholders, potential shareholders, and the investment community relating to accounting matters and reporting practices of the Fund and to the quality and integrity of the financial statements of the Fund.  In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the Board of Directors, the independent registered public accounting firm, and the individuals at Westech Investment Advisors Inc. (“Westech”), who provide financial and executive management of the Fund (“Management”).

In carrying out these responsibilities, the Audit Committee shall perform the following functions:

1.

Review and recommend to the Board of Directors which independent registered public accounting firm should be selected to audit the books of the Fund.

2.

Evaluate the independence of the independent registered public accounting firm, including evaluating whether the independent registered public accounting firm provide audit services or consulting services to Management, or consulting services to the Fund or other funds advised by Westech, and to receive the specific representations of the independent registered public accounting firm as to their independence.  Specifically, the Audit Committee will be responsible for evaluating the provision of non-audit services to the Fund as required by Section 201 of the Sarbanes-Oxley Act of 2002, any preapproval requests submitted by the independent registered public accounting firm as required by Section 202 of that Act, the audit partner rotation requirement in Section 203 of that Act, the conflict of interest requirements in Section 206 of that Act, and any improper influence on the conduct of audits in Section 303 of that Act.

3.

Meet with the independent registered public accounting firm and Management to review the scope of the proposed audit work, including limited reviews and such other procedures as may be considered necessary and/or appropriate for the current year, and the procedures to be used.  At the completion of the annual examination, review the Fund's financial statements and related footnotes, the independent registered public accounting firm' report thereon, any significant changes required in the independent registered public accounting firm' audit plan, any serious difficulties or disputes with Management encountered during the course of the audit, and any other matters related to conduct of the audit that are to be communicated to the Audit Committee under generally accepted auditing standards.

4.

Review with the independent registered public accounting firm and with Management the adequacy and effectiveness of the accounting and financial controls of the Fund, and elicit any recommendations that they may have for the improvement of such internal control procedures or particular areas where new or more detailed procedures are desirable.  Review responses by Management to recommendations for improvement made by the independent registered public accounting firm.  The Audit Committee will receive and review the certifications required by Section 302 of the Sarbanes-Oxley Act of 2002, and the related information and reports required of Management by rules adopted from time to time under Section 30(a) of the 1940 Act, and will be responsible for developing and adopting a Code of Ethics for senior financial officers of the Fund as required in Section 406 of the Sarbanes-Oxley Act of 2002.

5.

Review periodically with the independent registered public accounting firm the form of the Fund's financial statements, including the Fund’s significant accounting policies disclosed in the notes thereto, to determine that the independent registered public accounting firm are satisfied with the disclosure and content of the financial statements presented to the shareholders.  Any changes in significant accounting policies should be reviewed.

6.

Provide the independent registered public accounting firm with the opportunity to meet at least annually in Executive Session with the members of the Audit Committee without representatives of Management being present.  Among the items to be discussed in these meetings are the independent registered public accounting firm' evaluation of Management's financial and accounting personnel, and the cooperation that the independent registered public accounting firm received during the course of their audit.  The Audit Committee will also receive the report of the independent registered public accounting firm required by Section 204 of the Sarbanes-Oxley Act of 2002.

7.

Meet to evaluate the performance of the independent registered public accounting firm at least annually without representatives of the independent registered public accounting firm being present.

8.

Review fees of the independent registered public accounting firm in relation to services provided to the Fund.

9.

Investigate any improprieties or suspected improprieties in the Fund’s operations.  In particular, the Audit Committee will be responsible for the receipt, retention, and consideration of complaints received regarding accounting, internal accounting controls, or auditing matters affecting the Fund, and will receive, retain, and consider confidential, anonymous submissions by employees of the Fund of concerns regarding questionable accounting or auditing matters as contemplated by Section 301 of the Sarbanes-Oxley Act of 2002.

10.

Review the reports of the Pricing Committee describing all pricing and liquidity determinations in accordance with the Fund's Pricing Procedures.

11.

Review violations of the Fund’s or Management's Code of Ethics and determine what action should be taken, if any.

12.

Consider requests for exemption from the Fund’s Code of Ethics.

13.

Review the Fund’s use of broker-dealers.

14.

Review the Fund’s payment of commissions, including the use of commissions to obtain research (“soft dollars”).

15.

Summarize the proceedings of all meetings of the Audit Committee at meetings of the Board of Directors of the Fund.

16.

Cause an investigation to be made into any matter that comes to the attention of the Audit Committee within the scope of its duties, with the power to retain special counsel, accountants, or others for this purpose if, in its judgment, that is appropriate.

17.

Consider such other matters as may be from time to time referred to the Audit Committee by the Board of Directors of the Fund.

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should be and should remain flexible so that it can react to changing conditions and environments and to assure the Board of Directors of the Fund and shareholders of the Fund that the accounting and reporting practices of the Fund are in accordance with all requirements, are of the highest quality, and are consistent with “best practices” of the investment company industry.

Effective as of May 2004.

CHARTER FOR THE NOMINATING COMMITTEE

OF

VENTURE LENDING & LEASING IV, INC.

This Charter sets forth the purpose, authority, and responsibilities of the Nominating Committee of the Board of Directors of Venture Lending & Leasing IV, Inc. (the “Fund”).  The Charter will be reviewed and approved annually by the Board of Directors of the Fund.

Purpose

The Nominating Committee has as its primary purpose, among other things,  responsibility for the nomination of one or more persons to serve as a member of the Board of Directors of the Fund.

Authority

The Nominating Committee has been duly established by the Board of Directors of the Fund, and shall be provided with appropriate resources to discharge its responsibilities effectively.

Composition and Term of Members of the Nominating Committee

The Nominating Committee shall be composed of all the members of the Board of Directors who are not "interested persons" of the Fund (“Independent Director”) as defined in Section 2(a)(19) of the Investment Company Act of 1940 (“1940 Act”).  The members of the Board of Directors who are members of the Nominating Committee are listed in Exhibit A hereto.  The members of the Nominating Committee shall designate one member to serve as Chair of the Nominating Committee.  Each member of the Nominating Committee shall serve until a successor is appointed.

Meetings

The Chair of the Nominating Committee shall call meetings on an “as needed” basis.  Meetings may be held as often as deemed appropriate by the Chair of the Nominating Committee.  Counsel to the Independent Directors of the Fund will serve as counsel to the Nominating Committee, and will be responsible for preparing and maintaining the minutes of the meetings of the Nominating Committee.  Minutes of each such meeting will be circulated to all members of the Nominating Committee in a timely manner.

Responsibilities

The Nominating Committee shall provide assistance to the Board of Directors in fulfilling its responsibilities to the shareholders of the Fund.

Functions of the Committee

1.

As required by Rules 10f-3, 12b-1, 15a-4, 17a-7, 17a-8, 17d-1, 17e-1, 17g-1, and 18f-3 under the 1940 Act, the Nominating Committee shall nominate persons to become Independent Directors.  The Nominating Committee shall evaluate the qualifications of a candidate to become an Independent Director and his or her independence from Westech Investment Advisors Inc. (“Westech”), and other principal service providers to the Fund.  A candidate must be “disinterested” in terms of both the letter and the spirit of Section 2(a)(19) of the 1940 Act, as well as satisfy the requirements of Section 301 of the Sarbanes-Oxley Act of 2002.  The Committee shall also consider the effect of any relationships beyond those delineated in that Act that might impair the independence of a candidate, such as business, financial, or family relationships with Westech, or other principal service providers.

2.

Candidates may be recommended by members of the Nominating Committee and by members of the Board of Directors.  Each candidate will be evaluated by the Nominating Committee with respect to the relevant business and industry experience that would enable the candidate to serve effectively as an Independent Director, as well as his or her compatibility with respect to business philosophy and style.  The members of the Nominating Committee may conduct an in-person interview of each viable candidate using a standardized questionnaire.  When all of the viable candidates have been evaluated and interviewed, the Nominating Committee shall determine which of the viable candidates should be presented to the Board of Directors for selection to become a member of the Board of Directors.

3.

The Nominating Committee shall periodically review the corporate governance procedures of the Board of Directors and shall recommend any appropriate changes to the Board of Directors.

4.

The Nominating Committee shall periodically review the composition of the Board of Directors to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those persons who are already members of the Board of Directors.

5.

The Nominating Committee shall periodically review the compensation received by Independent Directors and shall recommend any appropriate changes to the level or form of such compensation to the Independent Directors as a group.

Nominations with respect to Other Committees of the Board

1.

The Nominating Committee shall make nominations for membership on all of the Committees created by the Board of Directors and shall review such assignments at least annually.

2.

The Nominating Committee shall review, as necessary, the responsibilities of each of the Committees created by the Board of Directors, including whether there is a continuing need for the Committee, whether there is a need for the Board of Directors to create any additional Committees, and whether any of the existing Committees should be combined or reorganized.  The Nominating Committee shall make recommendations for any such action to the Board of Directors.

Retirement Policies

1.

It shall be the policy of the Nominating Committee that Independent Directors will retire from active service on the Board of Trustees by the end of the year in which they reach their 72nd birthday.

Other Powers and Responsibilities

1.

The Nominating Committee shall monitor the performance of independent legal counsel employed by the Independent Directors as defined in Rule 0-1 under the 1940 Act, and shall be responsible for the supervision of such independent legal counsel.

2.

The Nominating Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

3.

The Nominating Committee shall consider such other matters as may be referred to it from time to time by the Board of Directors.

Effective as of May 2004.

ANNEX A

Beneficial Ownership of Fund Shares

Beneficial Owners of More Than 5% of Fund IV Shares as of the Record Date

Name and Address of Shareholder*	Number and Percentage of Shares Beneficially Owned
Venture Lending & Leasing IV, LLC	100,000; 100%
The Board of Trustees of the Leland Stanford Junior University**	14,800; 14.80%
Rocket Investments Pte Ltd **	10,000; 10.00%
Gordon E. and Betty I. Moore Foundation **	10,000; 10.00%
Pfizer, Inc. **	10,000; 10.00%
University of Notre Dame du Lac **	6,000; 6.00%
Mayo Foundation Master Retirement Trust***	6,000; 6.00%
Mayo Foundation***	6,000; 6.00%

* Each of the shareholders listed in this Annex may be contacted c/o Westech Investment Advisors, Inc., 2010 North First Street, Suite 310, San Jose, CA 95131.

**  Each is an indirect beneficial owner of more than 5% of the shares by virtue of owning more than 5% of the membership interests in the LLC.

**  Each of the Mayo Foundation Master Retirement Trust and the Mayo Foundation is an indirect beneficial owner of 6.00% of the shares by virtue of the fact that it may be deemed to beneficially own 6.00% of the membership interests in the LLC.  Each of the Mayo Foundation Master Retirement Trust and the Mayo Foundation owns 3.00% of the membership interests in the LLC.  By reason of their common management, each may be deemed to beneficially own, in the aggregate, 6.00% of the membership interests in the LLC.  Mayo Foundation Master Retirement Trust expressly disclaims beneficial ownership of the interests held by Mayo Foundation.  Mayo Foundation expressly disclaims beneficial ownership of the interests held by Mayo Foundation Master Retirement Trust.

Beneficial Ownership of Fund IV Shares by Fund Directors and Executive Officers as of the Record Date

Name and Address of Shareholder*	Number and Percentage of Shares Beneficially Owned
Michael G. McCaffery**	15,000; 15.00%

All directors and executive officers as a group (9 persons)***	17,240; 17.24%

Other than Michael G. McCaffery, no director or executive officer of Fund IV owns in excess of 1% of the Shares outstanding.

* Each of the shareholders listed in this Annex may be contacted c/o Westech Investment Advisors, Inc., 2010 North First Street, Suite 310, San Jose, CA 95131.

**  Mr. McCaffery is an indirect beneficial owner of 15% of the shares by virtue of the fact that he may be deemed to beneficially own 15% of the membership interests in the LLC (0.20% by reason of his direct ownership interest and 14.80% by reason of his position as Chief Executive Officer of the Stanford Management Company, which manages the financial and real estate assets of The Board of Trustees of the Leland Stanford Junior University, which is the record owner of 14.80% of the outstanding membership interests in the LLC).

***  Each is an indirect beneficial owner of shares by virtue of owning membership interests in the LLC.

PROXY

Venture Lending & Leasing IV, Inc.

Annual Meeting of Shareholders – May 11, 2005

The undersigned hereby appoints as proxies Salvador O. Gutierrez and Ronald W. Swenson and each of them (with power of substitution) to vote for the undersigned all shares of Common Stock, $0.01 par value (“Shares”) of the undersigned at the aforesaid meeting and any adjournment thereof with all the power the undersigned would have if personally present.  The Shares represented by this proxy will be voted as instructed.  Unless otherwise indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposal.  This proxy is solicited on behalf of the Board of Directors of Venture Lending & Leasing IV, Inc.

Please sign and date this proxy and return it in the enclosed envelope to Westech Investment Advisors, 2010 No. First Street, Suite 310, San Jose, California  95131, attention Lynda Colletta, or fax to 408 436-8625.

Please indicate your vote by an “X” in the appropriate box below.  The Board of Directors recommends a vote “FOR” the proposal below.

Election of Bernard J. Angelo, John F. Cogan, J. Michael Egan, John Glynn, Salvador O. Gutierrez, Michael G. McCaffery, and Ronald W. Swenson as Directors of the Fund (strike out names of an individual nominee to withhold authority to vote for that nominee)

FOR ______	AGAINST ______	ABSTAIN ______

Continued and to be signed on the next page.

If Shares are held jointly, each Shareholder named should sign.  If only one signs, his or her signature will be binding.  If the Shareholder is a corporation, the President or Vice President should sign in his or her own name, indicating title.  If the Shareholder is a partnership, a partner should sign in his or her own name, indicating that he or she is a “Partner.”  If the Shareholder is a trust, an authorized officer of the Trustee should sign, indicating title.

Please sign exactly as the Shares are registered (indicated below)

________________________________________________

(Signature of Shareholder; indicate name and title below if applicable)

Dated ______________, 2005